Exhibit 10.9

BRADFORD BANK

SUPPLEMENTAL EXECUTIVE

RETIREMENT PLAN

Effective April 1, 2006

BRADFORD BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Effective as of April 1, 2006

TABLE OF CONTENTS

	ARTICLE 1
	DEFINITIONS

1.1	ACCOUNT	1
1.2	BENEFICIAL	1
1.3	BOARD	1
1.4	CHANGE IN CONTROL	1
1.5	CODE	1
1.6	COMPENSATION	2
1.7	COMPENSATION DEFERRAL ACCOUNT	2
1.8	COMPENSATION DEFERRALS	2
1.9	DESIGNATION DATE	2
1.10	DISABILITY	2
1.11	EFFECTIVE DATE	2
1.12	ELECTION FORM	2
1.13	ELIGIBLE EMPLOYEE	2
1.14	EMPLOYER	2
1.15	EMPLOYER CONTRIBUTION CREDIT ACCOUNT	3
1.16	EMPLOYER CONTRIBUTION CREDITS	3
1.17	ENTRY DATE	3
1.18	PARTICIPANT	3
1.19	PERFORMANCE-BASED COMPENSATION	3
1.20	PLAN	3
1.21	PLAN YEAR	3
1.22	SEPARATION FROM SERVICE	3
1.23	SPECIFIED EMPLOYEE	3
1.24	TRUST	3
1.25	TRUSTEE	3
1.26	VALUATION DATE	3

	ARTICLE 2
	ELIGIBILITY AND PARTICIPATION

2.1	REQUIREMENTS	4
2.2	RE-EMPLOYMENT	4
2.3	CHANGE OF EMPLOYMENT CATEGORY	4

i

	ARTICLE 3
	CONTRIBUTIONS AND CREDITS

3.1	PARTICIPANT COMPENSATION DEFERRELS	4
3.2	EMPLOYER CONTRIBUTION CREDITS	5
3.3	CONTRIBUTIONS	5

	ARTICLE 4
	ALLOCATION OF FUNDS

4.1	ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS	6
4.2	ACCOUNTING FOR DISTRIBUTIONS	6
4.3	SEPARATE ACCOUNTS	6
4.4	INTERIM VALUATIONS	7
4.5	DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS	7
4.6	EXPENSES AND TAXES	8

	ARTICLE 5
	ENTITLEMENT TO BENEFITS

5.1	PAYMENT DATES	8
5.2	UNFORESEEABLE EMERGENCY DISTRIBUTIONS	9
5.3	DEATH: DISABILITY	9

	ARTICLE 6
	DISTRIBUTION OF BENEFITS

6.1	AMOUNT	10
6.2	METHOD OF PAYMENT	10
6.3	ACCELERATIONS	10
6.4	DEATH OR DISABILITY BENEFITS	11

	ARTICLE 7
	BENEFICIARIES; PARTICIPANT DATA

7.1	DESIGNATION OF BENEFICIARIES	11
7.2	INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES	12

	ARTICLE 8
	ADMINISTRATION

8.1	ADMINISTRATIVE AUTHORITY	12
8.2	LITIGATION	13
8.3	CLAIMS PROCEDURE	13

ii

	ARTICLE 9
	AMENDMENT

9.1	RIGHT TO AMEND	17
9.2	AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN	17

	ARTICLE 10
	TERMINATION

10.1	EMPLOYER’S RIGHT TO TERMINIATE OR SUSPEND PLAN	17
10.2	AUTOMATIC TERMINATION OF PLAN	17
10.3	SUSPENSION OF DEFERRALS	17
10.4	ALLOCATION AND DISTRIBUTION	17
10.5	SUCCESSOR TO EMPLOYER	18

	ARTICLE 11
	THE TRUST

11.1	ESTABLISHMENT OF TRUST	18

	ARTICLE 12
	MISCELLANEOUS

12.1	LIABILITY OF EMPLOYER; LIMITATIONS ON LIABILITY OF EMPLOYER OR EMPLOYER	18
12.2	CONSTRUCTION	19
12.3	SPENDTHRIFT PROVISION	19
12.4	AGGREGATION OF EMPLOYERS	19
12.5	TAX WITHHOLDING	20

EXHIBIT A

iii

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Effective as of April 1, 2006

RECITALS

This Bradford Bank Supplemental Executive Retirement Plan (the “Plan”) is adopted by Bradford Bank (the “Employer”), a for-profit entity, for the benefit of a select group of the Employer’s management or highly compensated employees.  The purpose of the Plan is to offer participants an opportunity to elect to defer the receipt of compensation in order to provide deferred compensation benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the “Code”), and to provide a deferred compensation vehicle to which the Employer, in its discretion, may credit certain amounts on behalf of participants.  The Plan is intended to be a “top-hat’’ plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended (ERISA”).  The Plan also is intended to comply with the requirements of Code section 409A.

Accordingly, the following Plan is adopted, effective as of April 1, 2006.

ARTICLE 1

DEFINITIONS

1.1           ACCOUNT means the balance credited to a Participant’s or Beneficiary’s Plan account, including amounts credited to the Participant’s Compensation Deferral Account and the Participant’s Employer Contribution Credit Account, if any, and deemed income, gains and losses (as determined by the Employer, in its discretion) credited to those Accounts. A Participant’s or Beneficiary’s Account shall be determined as of the date of reference.

1.2           BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

1.3           BOARD means the Employer’s Board of Directors, or a committee of the Employer’s Board of Directors duly authorized to make determinations and act for the Board under this Plan.

1.4           CHANGE IN CONTROL means a change in the ownership of the Employer within the meaning of Code section 409A and IRS guidance under Code section 409A (e.g., Q&A 12 of IRS Notice 2005-1).

1.5           CODE means the Internal Revenue Code of 1986 and the Treasury regulations and other authoritative guidance issued under the Code, as amended from time to time.

1.6           COMPENSATION means the total current cash remuneration, including regular salary and bonus awards, paid by the Employer to an Eligible Employee with respect to his or her service for the Employer (as determined by the Employer, in its discretion).

1.7           COMPENSATION DEFERRAL ACCOUNT is described in Section 3.1.

1.8           COMPENSATION DEFERRALS is described in Section 3.1.

1.9           DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective.  The Designation Dates in any Plan Year shall be designated by the Employer.

1.10         DISABILITY means a Participant becoming disabled within the meaning of Code section 409A (i.e., a  Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Employer, or (iii) is determined to be totally disabled by the Social Security Administration).

1.11         EFFECTIVE DATE means the effective date of this Plan, April 1, 2006.

1.12         ELECTION FORM means the form or forms on which a Participant elects to defer Compensation under this Plan and/or on which the Participant makes certain other designations as required under this Plan.

1.13         ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), an employee of the Employer who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer and who is designated by the Board to be an Eligible Employee under the Plan.  The initial Eligible Employees are identified on Exhibit A.

By each November 1 (or such other date established by the Employer), the Employer shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year.  If the Employer determines that an individual first becomes an Eligible Employee during a Plan Year, the Employer shall notify such individual of its determination and the individual shall first become an Eligible Employee as of the date of the notification.

1.14         EMPLOYER means Bradford Bank and its successors and assigns unless otherwise provided in this Plan, or any other corporation or business organization which, with the consent of Bradford Bank, or its successors or assigns, assumes the Employer’s obligations under this Plan, or any other corporation or business organization which agrees, with the consent of Bradford Bank, to become a party to the Plan.

1.15         EMPLOYER CONTRIBUTION CREDIT ACCOUNT is described in Section 3.2.

1.16         EMPLOYER CONTRIBUTION CREDITS is described in Section 3.2.

1.17         ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual becomes an Eligible Employee.

1.18         PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

1.19         PERFORMANCE-BASED COMPENSATION means that portion of an Eligible Employee’s Compensation which is based on the performance by the Eligible Employee of services for the Employer over a period of at least twelve (12) months and which qualifies as “performance-based compensation” under Code section 409A.

1.20         PLAN means this Bradford Bank Supplemental Executive Retirement Plan, as amended from time to time.

1.21         PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.  The Plan may experience a short Plan Year from its Effective Date until the following December 31.

1.22         SEPARATION FROM SERVICE means separation from service within the meaning of Code section 409A.

1.23         SPECIFIED EMPLOYEE means, with respect to a corporation any stock of which is publicly traded on an established securities market or otherwise, a key employee, as defined in Code section 416(i) (without regard to paragraph (5) of that section) to mean an employee of the Employer who, at any time during the Plan Year, is (1) an officer of the Employer having an annual compensation greater than one hundred thirty-five thousand dollars ($135,000) for 2005 (indexed for inflation in future years); (ii) a five-percent (5%) owner of the Employer; or (iii) a one-percent (1%) owner of the Employer having an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

1.24         TRUST means the Trust described in Article 11.

1.25         TRUSTEE means the trustee of the Trust described in Article 11.

1.26         VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

ARTICLE 2

ELIGIBILITY AND PARTICIPATION

2. 1          REQUIREMENTS Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date.  Every other Eligible Employee shall be eligible to become a Participant on his or her first Entry Date.  No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

If and when it is activated by the Board, participation in the Compensation Deferral portion of the Plan is voluntary.  In order to participate in the Compensation Deferral portion of the Plan, an otherwise Eligible Employee must make written application on an Election Form at such time and in such manner as may be required by Section 3.1 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

Participation in the Employer Contribution Credit Account portion of the Plan, if and when it is activated by the Board, is automatic and does not require a Participant’s election to participate.

2.2           RE-EMPLOYMENT Subject to Code section 409A, if a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall become a Participant in accordance with the provisions of Section 2.1.

2.3           CHANGE OF EMPLOYMENT CATEGORY During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals or receive Employer Contribution Credits.

ARTICLE 3
CONTRIBUTIONS AND CREDITS

3.1           PARTICIPANT COMPENSATION DEFERRALS Subject to the remaining paragraphs of this Section and in accordance with rules established by the Employer and subject to such amount limitations as might be imposed by the Employer in its discretion, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in any fixed periodic dollar amounts or percentages designated by the Participant.  Amounts so deferred will be considered a Participant’s “Compensation Deferrals.” Except as provided below, a Participant shall make such election(s) under this paragraph with respect to a coming twelve (12) month Plan Year during the period beginning on the November 1 and ending on the December 3 1 of the prior calendar year, or during such other period as might be established by the Employer, which period ends no later than the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Compensation to be deferred are to be performed.

In the case of the first Plan Year in which an Eligible Employee becomes eligible to become a Participant, if and to the extent permitted by the Employer, the Eligible Employee may make an election no later than thirty (30) days after the date he or she becomes eligible to become a Participant to defer Compensation for services to be performed after the election.

If and to the extent permitted by the Employer, a Participant may make an election to defer Performance-Based Compensation no later than six (6) months prior to the last day of the period over which the services giving rise to the Performance-Based Compensation are performed.

Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus, if applicable. The Participant may change or revoke his or her Compensation Deferral election only if and to the extent permitted by the Employer and in accordance with the provisions of Code section 409A specifically relating to the change and/or revocation of deferral elections. Generally, Compensation Deferral elections are irrevocable.

Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Compensation Deferral Account of the deferring Participant.

There shall be established and maintained a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant’s Compensation Deferrals; and (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Compensation Deferral Account’s deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto.

A Participant shall at all times be 100% vested in amounts credited to his or her Compensation Deferral Account.

3.2           EMPLOYER CONTRIBUTION CREDITS There shall be established and maintained a separate Employer Contribution Credit Account in the name of each Participant. Each such Employer Contribution Credit Account shall be credited or debited, as applicable, with (i) amounts equal to the Employer’s Contribution Credits, if any, credited to that Account; and (ii) amounts equal to any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account’s deemed assets as determined by the Employer, in its discretion) allocated to that Account.

The Employer Contribution Credits credited to a Participant’s Employer Contribution Credit Account for any particular Plan Year shall be an amount (if any) determined by the Board, in its discretion.  The initial scheduled Employer Contribution Credits are identified on Exhibit A. Exhibit A may be amended and/or replaced from time to time.  The Employer shall credit such contributions on behalf of such individuals, in such amounts and with such frequency as the Board determines in its sole discretion.  A Participant shall become vested in amounts credited to his or her Employer Contribution Credit Account according to a vesting schedule adopted by the Board, in its discretion.

3.3           CONTRIBUTIONS TO THE TRUST An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the amount(s) required to be credited to the Participant’s Account under Sections 3.1 and 3.2.  The Employer shall make a good faith effort to contribute these amounts to the Trust as soon as practicable following the date on which the contribution credit amount(s) are determined.

ARTICLE 4

ALLOCATION OF FUNDS

4.1           ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Employer as to how amounts in his or her Compensation Deferral Account shall be deemed to be invested. The Employer, may, but is not required to, direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant.

The value of the Participant’s Compensation Deferral Account shall be equal to the value of the deemed investments maintained under the Trust on behalf of the Participant.  As of each valuation date of the Trust, the Participant’s Compensation Deferral Account will be credited or debited to reflect the Participant’s deemed investments of the Trust.  The Participant’s Plan Compensation Deferral Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows.  As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Compensation Deferral Account since the preceding Valuation Date shall be allocated among all Participants’ Compensation Deferral Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Compensation Deferral Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

4.2           ACCOUNTING FOR DISTRIBUTIONS As of the date of any distribution under this Plan, the distribution made to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant’s Compensation Deferral Account.  The amount of the distribution shall first be charged against the investments of the Trust in which the Participant’s Compensation Deferral Account is deemed to be invested, on a pro rata basis, until such deemed investments are exhausted.  If an in-kind distribution is requested, the amount of the distribution shall be charged on a pro rata basis against all the investments of the Trust in which the Participant’s Compensation Deferral Account is deemed to be invested.

4.3           SEPARATE ACCOUNTS A separate bookkeeping account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant with bookkeeping sub-accounts to show separately the Participant’s Compensation Deferral Account and the Participant’s Employer Contribution Credit Account. Each sub-account will separately account for the credits and debits described in Article 3.

4.4           INTERIM VALUATIONS If it is determined by the Employer that the value of a Participant’s Compensation Deferral Account as of any date on which distributions are to be made differs materially from the value of the Participant’s Compensation Deferral Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant’s Compensation Deferral Account so that the Compensation Deferral Account will, prior to the distribution, reflect its share of such material difference in value.

4.5           DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS Subject to such limitations as may from time to time be required by law, imposed by the Employer, the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction (in accordance with (a), below) as to how his or her Plan Compensation Deferral Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Employer under this Plan, which may be unlimited, at the Employer’s sole discretion.  Such direction shall designate the percentage (in any whole percent multiples) of each portion of the Participant’s Plan Compensation Deferral Accounts which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

(a)           Any initial or subsequent deemed investment direction shall be in writing, on a form supplied by and filed with the Employer, and/or, as required or permitted by the Employer, shall be by oral designation and/or electronic transmission designation.  A designation shall be effective as of the Designation Date next following the date the direction is received and accepted by the Employer on which it would be reasonably practicable for the Employer to effect the designation.

(b)           All amounts credited to the Participant’s Compensation Deferral Account shall be deemed to be invested in accordance with the then effective deemed investment direction, and as of the Designation Date with respect to any new deemed investment direction, all or a portion of the Participant’s Compensation Deferral Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective.  An election concerning deemed investment choices shall continue indefinitely as provided in the Participant’s most recent investment direction form provided by and filed with the Employer.

(c)           If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant’s investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

(d)           If the Employer possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant’s Compensation Deferral Account, the Participant shall be deemed to have directed that the undesignated portion of the Compensation Deferral Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Employer in its discretion.

(e)           Each Participant, as a condition to his or her participation in this Plan, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant’s Compensation Deferral Account.

(f)            Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary of a deceased Participant.

4.6           EXPENSES AND TAXES Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be paid by the Employer from its general assets unless the Employer elects to charge such expenses against the appropriate Participant’s Account or Participants’ Accounts. Any taxes allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof), as determined by the Employer, shall be paid by the Employer unless the Employer elects to charge such taxes against the appropriate Participant’s Account or Participants’ Accounts.

ARTICLE 5

ENTITLEMENT TO BENEFITS

5.1           PAYMENT DATES At the earlier of the time the Participant makes his or her initial Compensation Deferral election or the time Employer Contribution Credits are first credited to his or her Account, a Participant shall elect to receive payment of his or her vested Account, which payment will be valued and payable according to the provisions of Article 6: (i) sixty (60) days following the Participant’s Separation from Service with the Employer for any reason (including death or Disability); (ii) on a fixed payment date or dates (the “Fixed Payment Date(s)”) (such as January 1, 2017, or each January 1, beginning on January 1, 2020 and ending on January 1, 2026); (iii) at the earlier or later of the preceding event or date(s); or (iv) at the earlier or later of sixty (60) days after a Change in Control and one or more of the preceding events or date(s).

Notwithstanding the foregoing, if and when the Employer becomes a corporation whose stock is publicly traded on an established securities market or otherwise, any Participant who is a Specified Employee and who incurs a Separation from Service with the Employer shall not be entitled to receive any portion of his or her vested Account under this Section prior to the date which is at least six (6) months after the date or his or her Separation from Service (or, if earlier, his or her death).

Any Fixed Payment Date elected by a Participant must be a date no earlier than the January 1 of the third calendar year after the calendar year in which the earliest Compensation Deferrals and/or Employer Contribution Credits subject to the Fixed Payment Date are to be made by or on behalf of the Participant (or, if applicable, the January 1 of the third calendar year in which a new Compensation Deferral and/or Employer Contribution Credit is made after the Participant has received a distribution of his or her previously vested Account). By way of example, an Eligible Employee who enrolls as a Participant in the Plan in November 2006 and who elects to defer Compensation to be earned during 2007 may elect at that time as his or her initial Fixed Payment Date any date which is no earlier than January 1, 2010, in which case the Participant’s vested Plan Account as of December 31, 2009 (including his or her 2007, 2008 and 2009 Compensation Deferrals and/or Employer Contribution Credits, and any earnings on those amounts) shall be paid on January 1, 2010.

Any Fixed Payment Date may be delayed, to a later Fixed Payment Date, so long as any election to delay the date is made by the Participant at least twelve (12) months prior to the date on which the distribution is to be made and such delay is at least five (5) full calendar years in length.  Such Fixed Payment Date may not be accelerated, except as provided in the remaining Sections of this Article.

5.2           UNFORESEEABLE EMERGENCY DISTRIBUTIONS In the event the Participant incurs an unforeseeable emergency, as defined below, the Participant may apply to the Employer for the distribution of all or any part of his or her Account attributable to Compensation Deferrals and/or fully vested Employer Contribution Credits.  The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution; provided, however, that such distribution shall be permitted solely to the extent permitted under Code section 409A.  Upon a finding of unforeseeable emergency, the Employer shall direct that the appropriate distribution is made to the Participant with respect to the Participant’s vested Account in a lump sum payment.  In no event shall the aggregate amount of the distribution exceed either the full value of the Participant’s vested Account or the amount determined by the Employer to be necessary to satisfy the unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of assets would not itself cause severe financial hardship).

For purposes of this Section, the value of the Participant’s vested Account shall be determined as of the date of the distribution.

For purposes of this Section, “unforeseeable emergency” means (a) a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant’s property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer.  A distribution may be made under this Section only with the consent of the Employer.

5.3           DEATH, DISABILITY Upon the Participant’s death or Disability, the Participant’s vested Account shall be valued and paid to the Participant or the Participant’s designated Beneficiary(ies), as applicable, as provided in Article 6.

ARTICLE 6

DISTRIBUTION OF BENEFITS

6. 1          AMOUNT A Participant (or his or her Beneficiary) shall become entitled to receive, on the date or dates determined in accordance with Article 5, a distribution (or commencement of distributions) in an aggregate amount equal to the Participant’s vested Account.  Any payment due under the terms of the Plan from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

6.2           METHOD OF PAYMENT

(a)           Cash or In-kind Payments All payments under the Plan shall be made in cash unless the Participant and the Employer agree to payment in-kind.

(b)           Timing and Manner of Payment Except as otherwise provided in this Plan, on the date or dates determined in accordance with Article 5, an aggregate amount equal to the Participant’s vested Account will be paid by the Trust or the Employer, as provided in Section 6.1 in (i) a lump sum, or (ii) in up to ten annual installments (adjusted for gains and losses), as selected by the Participant at the time he or she makes his or her initial Compensation Deferral election or the time Employer Contribution Credits are first credited to his or her Account.  If a Participant fails to designate properly the manner of payment of the Participant’s benefit under the Plan, the Participant will be deemed to have elected a lump sum payment.  If a Participant fails to designate properly the timing of payment of the Participant’s benefit under the Plan, the Participant will be deemed to have elected payment of his or her vested Account sixty (60) days following Separation from Service (subject to the six month delay rule described in Section 5.1).

Subject to Section 6.3, the Participant may change his or her above-described timing and manner of payment elections (or deemed elections) by submitting a new Election Form to the Employer, provided that any such Election Form is submitted at least twelve (12) months prior to the date on which the distribution is to be made (or commence) and delays the distribution (or commencement of distributions) date at least five (5) full calendar years from the previously scheduled distribution date.

If the whole or any part of a payment under this Plan is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Article 4 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto (as determined by the Employer, in its discretion) shall be reflected in the installment payments, using such method for the calculation of the installments as the Employer shall reasonably determine.

6.3           ACCELERATIONS Notwithstanding anything in the Plan to the contrary, no change submitted on an Election Form shall be accepted by the Employer if the change accelerates the time over which distributions shall be made to the Participant (except as otherwise permitted by Code section 409A) and the Employer shall deny any change made to an election if the Employer determines that the change violates the requirement under Code section 409A that the first payment with respect to which such election is made be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made.

Notwithstanding the preceding, the Employer, in its discretion, may accelerate distributions under the Plan to the extent permitted under Code section 409A (e.g., Q&A 15 of IRS Notice 2005-1).

6.4           DEATH OR DISABILITY BENEFITS If a Participant dies or becomes Disabled before incurring a Separation from Service and before the commencement of payments to the Participant under this Plan, the entire value of the Participant’s vested Account shall be paid sixty (60) days following the Participant’s death or Disability, as applicable, in a lump sum, to the Participant or to the person or persons designated in accordance with Section 7.1.

Upon the death or Disability of a Participant after payments under this Plan have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid sixty (60) days following the Participant’s death or Disability, as applicable, in a lump sum, to the Participant or the person or persons designated in accordance with Section 7.1.

ARTICLE 7
BENEFICIARIES; PARTICIPANT DATA

7.1           DESIGNATION OF BENEFICIARIES Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant’s death, and such designation may be changed from time to time by the Participant by filing a new designation.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant’s lifetime.

In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant’s spouse, if then living, but otherwise to the Participant’s then living descendants, if any, per stirpes, but, if none, to the

Participant’s estate.  In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant’s personal representative, executor or administrator.  If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute or direct the Trustee to distribute such payment to the Participant’s estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

7.2           INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer’s records shall be binding on the Participant or Beneficiary for all purposes of the Plan.  The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may distribute or direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines.  If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

ARTICLE 8

ADMINISTRATION

8.1           ADMINISTRATIVE AUTHORITY Except as otherwise specifically provided herein, the Employer shall be the Plan administrator (the “Plan Administrator”) and shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

(a)           Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

(b)           Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

(c)           Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

(d)           Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

(e)           Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons.  The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities.  Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes under this Plan as if such action had been taken by the Employer.  Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

8.2           LITIGATION Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

8.3           CLAIMS PROCEDURE This Section 8.3 is based on final regulations issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at section 2560.503-1 of the Department of Labor Regulations.  If any provision of this Section 8.3 conflicts with the requirements of those regulations, the requirements of those regulations will prevail.

(a)           Initial Claim A Participant or Beneficiary who believes he or she is entitled to any Benefit (a “Claimant”) under this Plan may file a claim with the Plan Administrator. The Plan Administrator will review the claim itself or appoint another individual or entity to review the claim.

(i)            Benefit Claims that do not Require a Determination of Disability If the claim is for a benefit other than a disability benefit, the Claimant will be notified within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Plan Administrator or appointee of the Plan Administrator before the end of the ninety (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the day the claim is filed.

(ii)           Disability Benefit Claims In the case of a benefits claim that requires a determination by the Plan Administrator of a Participant’s disability status, the Plan Administrator will notify the Claimant of the Plan’s adverse benefit determination within a reasonable period of time, but not later than forty-five (45) days after receipt of the claim. If, due to matters beyond the control of the Plan, the Plan Administrator needs additional time to process a claim, the Claimant will be notified, within forty-five (45) days after the Plan Administrator receives the claim, of those circumstances and of when the Plan Administrator expects to make its decision but not beyond seventy-five (75) days.  If, prior to the end of the extension period, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to one hundred five (105) days, provided that the Plan Administrator notifies the Claimant of the circumstances requiring the extension and the date as of which the Plan expects to render a decision.  The extension notice will specifically explain the standards on which entitlement to a disability benefit is based, the unresolved issues that prevent a decision on the claim and the additional information needed from the Claimant to resolve those issues, and the Claimant will be afforded at least forty-five (45) days within which to provide the specified information.

(iii)          Manner and Content of Denial of Initial Claims. If the Plan Administrator denies a claim, it must provide to the Claimant, in writing or by electronic communication:

(A)          The specific reasons for the denial;

(B)           A reference to the Plan provision or insurance contract provision upon which the denial is based;

(C)           A description of any additional information or material that the Claimant must provide in order to perfect the claim;

(D)          An explanation of why such additional material or information is necessary;

(E)           Notice that the Claimant has a right to request a review of the claim denial and information on the steps to be taken if the Claimant wishes to request a review of the claim denial; and

(F)           A statement of the participant’s right to bring a civil action under ERISA section 502(a) following a denial on review of the initial denial.

In addition, in the case of a denial of disability benefits on the basis of the Plan Administrator’s independent determination of the Participant’s disability status, the Plan Administrator will provide a copy of any rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination (or a statement that the same will be provided upon request by the Claimant and without charge).

(b)           Review Procedures.

(i)            Benefit Claims that do not Require a Determination of Disability. Except for claims requiring an independent determination of a Participant’s disability status, a request for review of a denied claim must be made in writing to the Plan Administrator within sixty (60) days after receiving notice of denial.  The decision upon review will be made within sixty (60) days after the Plan Administrator’s receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

The reviewer will afford the Claimant an opportunity to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Plan Administrator.  The reviewer will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

(ii)           Disability Benefit Claims. In addition to having the right to review documents and submit comments as described in (i) above, a Claimant whose claim for disability benefits requires an independent determination by the Plan Administrator of the Participant’s disability status has at least one hundred eighty (180) days following receipt of a notification of an adverse benefit determination within which to request a review of the initial determination.  In such cases, the review will meet the following requirements:

(A)          The Plan will provide a review that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named fiduciary of the Plan who did not make the initial determination that is the subject of the appeal, nor is a subordinate of the individual who made the determination.

(B)           The appropriate named fiduciary of the Plan will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment before making a decision on review of any adverse initial determination based in whole or in part on a medical judgment.  The professional engaged for purposes of a consultation in the preceding sentence will not be an individual who was consulted in connection with the initial determination that is the subject of the appeal or the subordinate of any such individual.

(C)           The Plan will identify to the Claimant the medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the review, without regard to whether the advice was relied upon in making the benefit review determination.

(D)          The decision on review will be made within forty-five (45) days after the Plan Administrator’s receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than ninety (90) days after receipt of a request for review.  A notice of such an extension must be provided (90) to the Claimant within the initial forty-five (45) day period and must explain the special circumstances and provide an expected date of decision.

(iii)          Manner and Content of Notice of Decision on Review.  Upon completion of its review of an adverse initial claim determination, the Plan Administrator will give the Claimant, in writing or by electronic notification, a notice containing:

(A)          its decision;

(B)           the specific reasons for the decision;

(C)           the relevant Plan provisions or insurance contract provisions on which its decision is based;

(D)          a statement that the Claimant is entitled to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information in the Plan’s files which is relevant to the Claimant’s claim for benefits;

(E)           a statement describing the Claimant’s right to bring an action for judicial review under ERISA section 502(a); and

(F)           if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination on review, a statement that a copy of the rule, guideline, protocol or other similar criterion will be provided without charge to the Claimant upon request.

(c)           Calculation of Time Periods. For purposes of the time periods specified in this Section, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with the Plan procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant’s failure to submit all information necessary, the period for making the determination shall be tolled from the date the notification is sent to the Claimant until the date the Claimant responds.

(d)           Failure of Plan to Follow Procedures.  If the Plan fails to follow the claims procedures required by this Section 8.3, a Claimant shall be deemed to have exhausted the administrative remedies available under the Plan and shall be entitled to pursue any available remedy under ERISA section 502(a) on the basis that the Plan has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim.

(e)           Failure of Claimant to Follow Procedures. A Claimant’s compliance with the foregoing provisions of this Section 8.3 is a mandatory prerequisite to the Claimant’s right to commence any legal action with respect to any claim for benefits under the Plan.

ARTICLE 9

AMENDMENT

9.1           RIGHT TO AMEND. Subject to Code section 409A, the Employer, by action of its Board, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest under this Plan shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a benefit amount accrued prior to the date of the amendment.

9.2           AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer at any time, retroactively if required, in the opinion of the Employer, in order to ensure that the Plan is characterized as “top-hat” plan as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), to ensure that the Trust that may be established is characterized as a grantor trust as described in Code sections 671 through 679, to conform the Plan to the provisions of Code section 409A and to conform the Plan and Trust to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary in the Plan.

ARTICLE 10,
TERMINATION

10.1         EMPLOYER’S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or obligations to make further credits to Plan Accounts, by action of the Board. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of the Board.

10.2         AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

10.3         SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than contributions to the Plan, during the period of the suspension, in which event payments will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

10.4         ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable.  Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not already Participants shall be eligible to become Participants, the value of the vested Accounts of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating, paid to Participants and Beneficiaries when Plan benefits otherwise become due in accordance with Articles 5 and 6.

Notwithstanding anything in the Plan to the contrary, the Employer, in its discretion, reserves the right, by action of the Board, to terminate the Plan and distribute to Participants their vested Account balances but only as permitted in accordance with the Code (e.g., Prop. Reg. 1.409A 3(h)(2)(viii)).

10.5         SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity’s board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

ARTICLE 11

THE TRUST

11.1         ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee or the Employer shall cause to be maintained one or more separate subaccounts in an existing Trust maintained with the Trustee with respect to one or more other plans of the Employer, which subaccount or subaccounts represent Participants’ interests in the Plan.  Any such Trust shall be intended to be treated as a “grantor trust” under the Code and the establishment of the Trust or the utilization of any existing Trust for Plan benefits, as applicable, shall not be intended to cause any Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

ARTICLE 12
MISCELLANEOUS

12.1         LIABILITY OF EMPLOYER, LIMITATIONS ON LIABILITY OF EMPLOYER. Notwithstanding anything herein that may suggest otherwise, the Employer shall be solely liable for the payment of any benefits due under this Plan.  However, neither the establishment of the Plan nor any modification thereof, nor the creation of any Account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or any officer or employer thereof except as provided by law or by any Plan provision.  The Employer shall not in any way guarantee any Participant’s Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason.  In no event shall the Employer or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution under the Plan.

12.2         CONSTRUCTION.  If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.  For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular.  Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan.  The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer, or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the Plan.

The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which is greater than the rights of a general unsecured creditor of the Employer.

12.3         SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto.  Further, subject to Code section 409A, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

In the event that any Participant’s or Beneficiary’s benefits under this Plan are garnished or attached by order of any court, the Employer or the Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan.  During the pendency of said action, subject to Code section 409A, any benefits that become payable shall be held as credits to the Participant’s or Beneficiary’s Account or, if the Employer or the Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

12.4         AGGREGATION OF EMPLOYERS. To the extent required under Code section 409A, if the Employer is a member of a controlled group of corporations or a group of trades or businesses under common control (as described in Code sections 414(b) or (c)), all members of the group shall be treated as single Employer under the Plan.

12.5         TAX WITHHOLDING. All distributions under the Plan are subject to any applicable tax withholding, as determined by the Employer in its discretion. The Employer shall have the right to deduct from a Participant’s Compensation that is not being deferred under this Plan any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to any Compensation Deferrals, vested Employer Contribution Credits or Plan distributions.  Subject to Code section 409A, if necessary, the Employer may reduce the Participant’s Compensation Deferrals in order to comply with this Section.

IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of April 1, 2006.

ATTEST/WITNESS:	BRADFORD BANK

	By:	(SEAL)

Print:	Print Name:

Date:

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EXHIBIT A

ELIGIBLE EMPLOYEES AND SCHEDULED EMPLOYER CONTRIBUTIONS

1.             Dallas R. Arthur shall be an Eligible Employee as of the Effective Date. Employer Contribution Credits shall be made to Mr. Arthur’s Plan Account in the following amounts and in the following years:

2006	–	$20,000
2007	–	$20,000
2008	–	$20,000
2009	–	$20,000
2010	–	$20,000

2.             David L. Costello, III shall be an Eligible Employee as of the Effective Date. Employer Contribution Credits shall be made to Mr. Costello’s Plan Account in the following amounts and in the following years:

2006	–	$12,000
2007	–	$12,000
2008	–	$12,000
2009	–	$12,000
2010	–	$12,000
2011	–	$12,000
2012	–	$12,000
2013	–	$12,000
2014	–	$12,000
2015	–	$12,000
2016	–	$12,000

BRADFORD BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
TRUST AGREEMENT

Effective April 1, 2006

BRADFORD BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

TRUST AGREEMENT

Effective as of April 1, 2006

TABLE OF CONTENTS

	ARTICLE 1

	ESTABLISHMENT OF TRUST

1.1	TRUST DEPOSITS	1
1.2	IRREVOCABILITY	1
1.3	GRANTOR TRUST	1
1.4	TRUST ASSETS	1
1.5	ACCEPTANCE OF TRUST	2

	ARTICLE 2

	PLAN AS PART OF TRUST AGREEMENT

2.1	INCORPORATION BY REFERENCE	2
2.2	BENEFIT PROVISIONS	2
2.3	AMENDMENT OF PLAN	2
2.4	SEPARATE PLAN ACCOUNTS	2
2.5	CONFLICTS WITH TRUST	2
2.6	TRUSTEE RELIANCE	2

	ARTICLE 3

	PAYMENTS OF PLAN PARTICPANTS AND BENEFICIARIES

3.1	PAYMENT SCHEDULE AND TAXES	3
3.2	ENTITLEMENT TO BENEFITS	3
3.3	PAYMENTS BY EMPLOYER	3

	ARTICLE 4

	TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

4.1	CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY	3
4.2	CLAIMES OF CREDITORS	3
4.3	RECOMMENCEMENT OF PAYMENTS	4

i

	ARTICLE 5

	PAYMENTS TO EMPLOYER

5.1	PAYMENTS TO THE EMPLOYER	5

	ARTICLE 6

	INVESTMENT AUTHORITY

6.1	TRUSTEE AUTHORITY	5
6.2	EMPLOYER AUTHORITY	6
6.3	INDEMNIFICATION	6

	ARTICLE 7

	DISPOSITION OF INCOME

7.1	DISPOSITION OF INCOME	7

	ARTICLE 8

	ACCOUNTING BY TRUSTEE

8.1	ACCOUNTING BY TRUSTEE	7

	ARTICLE 9

	RESPONSIBILITY OF THE TRUSTEE

9.1	PRUDENT PERSON	8
9.2	TRUSTEE INDEMNIFICATION	8
9.3	LEGAL COUNSEL	8
9.4	HIRING AGENTS	8
9.5	TRUSTEE POWERS	8
9.6	LIMITATION ON POWERS	8

	ARTICLE 10

	FEES AND EXPENSES OF THE TRUSTEE

10.1	TRUSTEE EXPENSES AND FEES	9

ii

	ARTICLE 11

	RESIGNATION AND REMOVAL OF THE TRUSTEE

11.1	TRUSTEE RESIGNATION	9
11.2	TRUSTEE REMOVAL	9
11.3	TRANSFER OF ASSETS	9
11.4	APPOINTMENT OF SUCCESSOR	9

	ARTICLE 12

	APPOINTMENT OF SUCCESSOR

12.1	APPOINTMENT OF SUCCESSOR	9

	ARTICLE 13

	AMENDMENT OR TERMINATION

13.1	AMENDMENT	10
13.2	TERMINATION	10

	ARTICLE 14

	MISCELLANEOUS

14.1	VALIDITY OF PROVISIONS	10
14.2	NO ASSIGNMENT OF BENEFITS	10
14.3	GOVERNING LAW	10
14.4	SUCCESSOR AND ASSIGNS	10
14.5	TRUSTEE’S SUCCESSORS	10
14.6	ADDITIONAL PLANS	10

iii

BRADFORD BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

TRUST AGREEMENT

RECITALS

THIS TRUST AGREEMENT is entered into as of April 1, 2006 by BRADFORD BANK (the “Employer”), which sponsors the Bradford Bank Supplemental Executive Retirement Plan (the “Plan”), and ________, a __________ (the “Trustee”).

The Employer has established the Plan.  The Plan is intended to be a “top hat plan” (i.e., an unfunded plan of deferred compensation maintained for members of a select group of management or highly compensated employees under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”)).

The Employer wishes to establish an irrevocable trust fund for the purpose of providing a source from which to pay benefits under the Plan, the trust fund being subject to the claims of the Employer’s creditors in the event of the Employer’s bankruptcy or insolvency.  Contributions to the trust fund shall be held by the Trustee and invested, reinvested and distributed in accordance with the provisions of this Trust Agreement.

The Trust established by this Trust Agreement is intended to be a “grantor trust,” with the result that the corpus and income of the trust are treated for tax purposes as assets and income of the Employer.

Accordingly, the Employer and the Trustee, intending to be legally bound, declare and agree as follows.

ARTICLE 1

ESTABLISHMENT OF TRUST

1.1           TRUST DEPOSITS.  The Employer shall deposit with the Trustee, in trust, certain funds, as required under the Plan, which funds shall be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

1.2           IRREVOCABILITY.  The Trust shall be irrevocable.

1.3           GRANTOR TRUST.  The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of sub-part E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

1

1 .4          TRUST ASSETS.  The principal of the Trust, and any earnings, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of the Plan and general insolvency creditors of the Employer as set forth in this Trust Agreement.

1.5           ACCEPTANCE OF TRUST.  The Trustee accepts the Trust established under this Trust Agreement, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

ARTICLE 2

PLAN AS PART OF TRUST AGREEMENT

2.1           INCORPORATION BY REFERENCE.  The Plan is expressly incorporated into this Trust Agreement and made a part of this Trust Agreement with the same force and effect as if the Plan had been fully set forth within this Trust Agreement.  A copy of the Plan has been delivered to the Trustee.  All terms defined in the Plan shall have the same meanings when used in this Trust Agreement unless expressly provided to the contrary.  The Employer shall deliver to the Trustee copies of all amendments to the Plan made after the date of this Trust Agreement.

2.2           BENEFIT PROVISIONS.  The terms of the Plan shall govern the amount, form and timing of benefit payments under the Plan and a Plan participant or beneficiary may make application for payment directly to the Trustee.

2.3           AMENDMENT OF PLAN.  The incorporation of the Plan into this Trust shall not affect the provisions of the Plan concerning the amendment or termination of the Plan.

2.4           SEPARATE PLAN ACCOUNTS.  The Trustee shall establish and maintain separate accounts within the Trust for each Participant in the Plan.  Each account will separately account for deemed earnings and losses credited or debited to that account, and the applicable deemed investments of that account.

2.5           CONFLICTS WITH TRUST.  If any provision of the Plan is inconsistent with any provision of this Trust, the terms of this Trust shall control.

2.6           TRUSTEE RELIANCE.  Any direction received by the Trustee from the Employer or its representatives concerning the Trustee’s receipt, holding, disposition, investment, or other treatment of the assets of the Trust shall conclusively be deemed to be in accordance with the terms of the applicable Plan, and the Trustee shall be entitled to rely, and shall be held harmless by the Employer in relying, on the propriety of the direction.

2

ARTICLE 3

PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

3.1           PAYMENT SCHEDULE AND TAXES.  The Employer shall deliver to the Trustee a schedule (the “Payment Schedule”) that indicates the amounts payable in respect of the Plan participant upon his or her becoming entitled to receive a distribution from the Plan and that provides the form in which the amounts are to be paid (as provided for and available under the Plan) and the time of commencement for the payment of the amounts.  Except as otherwise provided in this Trust Agreement, the Trustee shall make payments to the Plan participant or his or her beneficiaries in accordance with the Payment Schedule.  The Trustee, after consulting with the Employer, shall make provision for the reporting and withholding of any federal, State or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that the amounts have been reported, withheld and paid by the Employer.

3.2           ENTITLEMENT TO BENEFITS.  The entitlement of the Plan participant or his or her beneficiaries to benefits under the Plan shall be determined under the terms of the Plan, and any claim for Plan benefits shall be considered and reviewed under the procedures set out in the Plan.

3.3           PAYMENTS BY EMPLOYER.  The Employer may make payment of benefits directly to the Plan participant or his or her beneficiaries as they become due under the terms of the Plan.  The Employer shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to the Plan participant or his or her beneficiaries.

ARTICLE 4

TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

4. 1          CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY.  The Trustee shall cease payment of benefits to participants and beneficiaries under the Plan if the Employer is Insolvent.  The Employer shall be considered “Insolvent” for purposes of this Trust Agreement if: (i) the Employer is unable to pay its debts as they become due; or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

4.2           CLAIMS OF CREDITORS.  At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

(a)           The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing of the Employer’s Insolvency.  If a person claiming to .be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending a determination, the Trustee shall discontinue payment of benefits to Plan participants and beneficiaries.

3

(b)           Unless the Trustee has actual knowledge of the Employer’s Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent.  The Trustee may in all events rely on any evidence concerning the Employer’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer’s solvency.

(c)           If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to participants and beneficiaries of the Plan and shall hold the assets of the Trust for the benefit of the Employer’s general creditors.  Nothing in this Trust Agreement shall in any way diminish any rights of any participant or beneficiary of the Plan to pursue his or her rights as a general creditor of the Employer with respect to benefits due under the Plan or otherwise.

(d)           The Trustee shall resume the payment of benefits to the Plan participants and beneficiaries in accordance with the terms of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

(e)           Except as expressly provided in this Trust Agreement, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to all participants and beneficiaries of the Plan (or to the Employer, in the case of the inability to locate a payee under the terms of a Plan) pursuant to the terms of the Plan.

(f)            If the Trustee makes payments from the Trust for the benefit of the general creditors of the Employer under this Section and assets remain in the Trust after a payment of assets to the general creditors of the Employer under this Section, each Plan participant’s allocable deemed interest in Trust assets following cessation of payments to the general creditors of the Employer shall equal the value of the aggregate assets of the Trust immediately following the date the Trustee last makes a payment for the benefit of the Employer’s general creditors multiplied by a fraction, the numerator of which is the value of the participant’s account on the date the Trustee deems the Employer to be Insolvent and ceases payments to the Plan participants and their beneficiaries less payments made to or on behalf of the participant under the Plan since that date (whether or not directly from the Trust) and the denominator of which is the value of all Plan participants’ accounts on the date the Trustee deems the Employer to be Insolvent and ceases payments to Plan participants and their beneficiaries less the aggregate amount of payments made to or on behalf of all participants under the Plan since that date (whether or not from the Trust).

4.3           RECOMMENCEMENT OF PAYMENTS.  If the Trustee discontinues payments from the Trust to the participant or his or her beneficiaries pursuant to Section 4.1 and subsequently resumes payments, the first payments following the discontinuance shall include the aggregate amount of all payments which would have been made to the participant or his or her beneficiaries (together with the deemed earnings or losses on the payments under the terms of the Plan) in accordance with the Plan during the period of discontinuance, less the aggregate amount of payments, if any, made to the participant or his or her beneficiaries by the Employer in lieu of the payments provided for under this Trust Agreement during any period of discontinuance.

4

ARTICLE 5

PAYMENTS TO EMPLOYER

5.1           PAYMENTS TO THE EMPLOYER.  Except as provided in this Trust Agreement or in the Plan, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and beneficiaries pursuant to the terms of the Plan.

ARTICLE 6

INVESTMENT AUTHORITY

6.1           TRUSTEE AUTHORITY.  Except as provided in Section 6.2, all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with any Plan participant or beneficiary or the Employer.

The Trustee shall have the following powers with respect to any and all monies, securities and other assets at any time held by it and constituting part or all of the Trust, those powers, subject to Section 6.2, to be exercised by it in its sole discretion:

(a)           To purchase or subscribe for and invest in any securities, but not including any securities of the Trustee or any affiliate of the Trustee, and to retain those securities in the Trust.  The term “securities” shall be deemed to include, but not be limited to, common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities, including those issued by the Employer or sold by employees participating under the Plan; provided, however, that no stock, securities or evidence of indebtedness of said Employer or employees shall be acquired by or held unless the Trustee is so directed by the Employer.

The Trustee is authorized to invest and reinvest all or a portion of the Trust in shares of any open-ended investment fund or company, including but not limited to, any fund or company which is managed by an affiliate of the Trustee.

(b)           To sell, transfer and convey for cash or on credit, convert, redeem, exchange for other securities, or otherwise to dispose of any securities at any time held by it.

5

(c)           To exercise any conversion privilege and/or subscription right available in connection with any securities at any time held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, or to the sale, mortgage, pledge or lease of any of the securities which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities which it may so acquire.

(d)           To vote, personally or by general or limited proxy, any securities which may be held by it at any time and, similarly, to exercise, personally or by general or limited proxy, any right appurtenant to any securities held by it at any time.

(e)           To register any securities held by it hereunder in its own name or in the name of a nominee, or in any form permitting title to pass by delivery, providing the records of the Trustee shall clearly indicate the ownership of any asset of the Trust.

(f)            To make, execute and deliver any and all mortgages, contracts, consents, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of its powers.

(g)           To invest and reinvest all or any portion of the Trust in units of participation in one or more common, collective or commingled trust funds that may be established and maintained by the Trustee or other trustee.  Any common, collective or commingled trust fund may be specifically designated for investment in guaranteed investment contracts.

(h)           To invest any part or all of the Trust (including idle cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments of the Trustee or of any affiliate of the Trustee, which bear a reasonable rate of interest.

6.2           EMPLOYER AUTHORITY  The Employer shall have the right at any time, and from time to time in its sole discretion, to direct the Trustee as to the investment of the assets of the Trust (including directions that reflect the deemed investment directions of Plan participants), to require the Trustee to maintain separate accounts representing assets of the Trust which are maintained for the purpose of providing benefits to particular participants and beneficiaries of the Plan and/or to substitute assets of equal fair market value for any asset held by the Trust.  These rights are exercisable by the Employer in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity.  In addition, the Employer may, from time to time and in its discretion, provide an investment and/or asset allocation policy which the Trustee shall follow when making investment decisions hereunder.  Whenever the Employer has issued written instructions, the Trustee shall not be liable and shall be held harmless and indemnified for any losses incurred by the Trust Fund caused by the Trustee’s reliance thereon and the carrying out by the Trustee of the instructions, including, but not limited to, losses as are actually realized losses and losses in the nature of “lost investment opportunities”.

6

6.3           INDEMNIFICATION.  If the Trustee invests any or all of the Trust Fund pursuant to the directions of the Employer, the Employer agrees to indemnify and hold harmless the Trustee from any claim of loss to the Trust Fund arising out of the Trustee’s compliance with the Employer’s investment directions.

ARTICLE 7

DISPOSITION OF INCOME

7.1           DISPOSITION OF INCOME.  During the term of this Trust, all income received by the Trust shall be accumulated and reinvested, and ultimately distributed, as provided in this Trust Agreement and in the Plan.

ARTICLE 8

ACCOUNTING BY TRUSTEE

8.1           ACCOUNTING BY TRUSTEE.  The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including any specific records as shall be agreed upon in writing between the Employer and the Trustee.  Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Employer a written account of its administration of the Trust during the year or during the period from the close of the last preceding year to the date of the removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of the purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of the year or as of the date of removal or resignation, as the case may be.

If the Employer directs the Trustee to perform separate recordkeeping with respect to assets of the Trust attributable to each Plan participant’s proportionate interest in the Plan, the proportionate interest shall be based on the amount of each contribution to the Trust that the Employer specifies in writing to the Trustee is attributable to the Plan account(s) of the Participant and for earnings or losses of the Trust credited or debited, as applicable, to the Plan account(s) and attributable to the performance of the investments of the Trust attributable to the Plan account(s) (either based on each the participant’s proportionate interest in the entire Trust fund or in separate investment funds established under the Trust for participant investment direction).  In such a case, the Trustee periodically shall deliver to the Employer a written account of its administration of the Trust setting forth the value of each participant’s account(s) as of the beginning and end of the period.  Trust assets attributable to a Plan participant’s Plan account(s) shall be maintained merely as book entries under a single Trust account maintained hereunder, and no assets or funds shall be required to be paid to, held in or invested in any separate Trust account apart from any other assets or funds of the Trust.

7

ARTICLE 9

RESPONSIBILITY OF THE TRUSTEE

9.1           PRUDENT PERSON.  The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer.  In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

9.2           TRUSTEE INDEMNIFICATION.

(a)           If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Employer agrees to indemnify the Trustee against the Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for the payments.  If the Employer does not pay these costs, expenses and liabilities in a reasonable timely manner, the Trustee may obtain payment from the Trust.

(b)           The Employer agrees to hold harmless and indemnify the Trustee, to the fullest extent permitted under applicable law, for any and all liabilities of any kind incurred by the Trustee in connection with the Plan and Trust (i) relating to periods of time prior to the Trustee’s becoming Trustee or (ii) relating to periods of time while the Trustee is Trustee, but not related to the Trustee’s negligence, willful misconduct, or breach of its fiduciary duties.

9.3           LEGAL COUNSEL.  The Trustee may consult with legal counsel (who may also be counsel for the Employer generally) with respect to any of its duties or obligations hereunder.

9.4           HIRING AGENTS.  The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and rely upon advice given by those professionals.

9.5           TRUSTEE POWERS.  The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise in this Trust Agreement; provided, however, that if an insurance policy is ever held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against the policy.

9.6           LIMITATION ON POWERS.  The Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of IRS Regulations Section 301.7701-2.

8

ARTICLE 10

FEES AND EXPENSES OF THE TRUSTEE

10.1         TRUSTEE EXPENSES AND FEES.  The Employer shall pay the Trustee’s fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement.  If not so paid or if the Plan provides for the Trust’s expenses, or any portion of those expenses, to be charged against participants’ accounts, the fees and expenses shall be paid from the Trust.  If any fees or other expenses are paid from the Trust or if any assets of the Trust are distributed from the Trust other than for purposes of paying benefits under the Plan (e.g., are used to pay claims of the Employer’s general insolvency creditors pursuant to Article 4), those fees, expenses or other charges shall be charged against each Plan participant’s interest in the Trust, pro rata based upon the relative value of each participant’s interest in the Trust as of the Trust valuation date next preceding the applicable payment or charge.

ARTICLE 11

RESIGNATION AND REMOVAL OF THE TRUSTEE

11.1         TRUSTEE RESIGNATION.  The Trustee may resign at any time by thirty (30) days advance written notice to the Employer.

11.2         TRUSTEE REMOVAL.  The Trustee may be removed by the Employer at any time by written notice to the Trustee.

11.3         TRANSFER OF ASSETS.  Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall promptly be transferred to the successor Trustee.

11.4         APPOINTMENT OF SUCCESSOR.  If the Trustee resigns or is removed, a successor shall be appointed, in accordance with the following Section, by the effective date of resignation or removal.  If no appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions.  All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

ARTICLE 12

APPOINTMENT OF SUCCESSOR

12.1         APPOINTMENT OF SUCCESSOR.  If the Trustee resigns or is removed in accordance with Article 11, the Employer may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under State law, as a successor to replace the Trustee upon resignation or removal.  The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets.  The former trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor trustee to evidence the transfer.

9

ARTICLE 13

AMENDMENT OR TERMINATION

13.1         AMENDMENT.  This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer.  No amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance herewith.

13.2         TERMINATION.  The Trust shall not terminate until the date on which all Plan participants and beneficiaries no longer are entitled to benefits pursuant to the terms of the Plan.  Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Employer.

ARTICLE 14

MISCELLANEOUS

14.1         VALIDITY OF PROVISIONS.  Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any the prohibition, without invalidating the remaining provisions of this Trust Agreement.

14.2         NO ASSIGNMENT OF BENEFITS.  Benefits payable to a Plan participant or beneficiary under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

14.3         GOVERNING LAW.  This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

14.4         SUCCESSOR AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the Employer and the Trustee and their respective successors and assigns.

14.5         TRUSTEE’S SUCCESSORS.  Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all of the trust business of the Trustee may be transferred, shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

14.6         ADDITIONAL PLANS.  The Employer may elect at any time, on written notice to and with the consent of the Trustee, to utilize this Trust in connection with other executive compensation plans maintained by the Employer.  If the Employer makes this election, the various provisions of this Trust Agreement shall be interpreted to take into account the additional plan(s).

10

IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto, effective as of April 1, 2006.

ATTEST/WITNESS:	BRADFORD BANK

By:

Print name:	Print Name:

Date:

TRUSTEE

By:

Print Name:	Print Name:

Date:

11

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

INITIAL TIMING AND FORM OF PAYMENT ELECTION FORM PARTICIPANT

INFORMATION (Please Print in Ink)

Name:

Social Security Number:

Address:

Telephone Number:

I elect to have my vested Plan Account paid as follows, subject to the applicable terms of the Plan.  I understand that, as provided in the Plan, if I fail to make an affirmative election as to the form and timing of my vested Plan Account distribution, my vested Plan Account will be paid in a lump sum after my separation from service.

I further understand that, if I later wish to change my election, the change (i) may not accelerate the payment of my vested Plan Account, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or commencement of payments) for at least five years from the scheduled distribution date.

TIMING OF PAYMENT ELECTION

(Check one of (a), (b) or (c) and complete as desired)

(a)	Specified Event Date. Please distribute my vested Plan Account on the event/date checked below. (Check one of the following)

Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on
_____________ (select a date which is no earlier than January 1st of the third calendar year after the year in which you first begin to make deferrals).

1

(b)	Earlier of Specified Events. Please distribute my vested Plan Account on the earliest to occur of the following checked events. (Check two or three of the following)

Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on
____________ (select a date which is no earlier than January 1st of the third calendar year after the year in which you first begin to make deferrals).

Change in Control Payment Date Election. I request that my vested Plan Account be paid 60 days following a Change in Control of my Employer.

(c)	Later of Specified Events. Please distribute my vested Plan Account on the latest to occur of the following checked events. (Check two or three of the following)

Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on (select a date which is no earlier than January 1” of the third calendar year after the year in which you first begin to make deferrals).

Change in Control Payment Date Election. I request that my vested Plan Account be paid 60 days following a Change in Control of my Employer.

FORM OF PAYMENT ELECTION

I request that my Plan Account be paid (Check One):

             In a Lump Sum Distribution

             In Annual Installments Over (not to exceed 10) Years

I understand that, notwithstanding my elections above, upon my death or disability prior to the time distributions of my vested Plan Account begin, my vested .Plan Account will be distributed in the form of a lump sum 60 days following my death or disability.

Date:
Participant’s Signature

2

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

SUBSEQUENT TIMING AND FORM OF PAYMENT ELECTION FORM

Please Print in Ink:

PARTICIPANT INFORMATION

Name:

Social Security Number:

Address:

Telephone Number:

Complete Section I and/or Section II, as desired:

I. Distribution Timing

(NOTE: do not complete this portion if you already selected a Fixed Payment Date and do not want to change that date.)

I hereby elect to have the upcoming scheduled distribution of my vested Plan Account (including deemed earnings and losses attributable to contributions made by me or on my behalf) be delayed until.  The date I have entered in the previous sentence is at least five years from the scheduled distribution date, and I have completed and submitted this Form at least 12 months prior to that scheduled distribution date.  I understand that any distribution dale elected above may not be accelerated and may be extended solely as permitted under the Plan.

Distribution Form

(NOTE: do not complete this portion if you do not wish to change the form of distribution previously elected.) (Check one)

             I request that the form of distribution for amounts held in my vested Plan Account under the Plan be made in annual installments over                  Years (not to exceed ten years).

             I request that the form of distribution for amounts held in my vested Plan Account under the Plan be made in a lump sum payment.

I understand that this election is not effective unless made at least twelve (12) months prior to the applicable distribution date, and that this election will postpone commencement of payment until five (5) years after the applicable distribution date.  I further understand that, notwithstanding my elections above, upon my death or disability my vested Plan Account will be distributed in the form of a lump sum sixty (60) days following my death or disability.

Date:
Participant’s Signature

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

DEEMED INVESTMENT ELECTION FORM

Please Print in Ink:

PARTICIPANT INFORMATION

Name:

Social Security Number:

Address:

Telephone Number:

I revoke any prior elections of deemed investment designations for the amounts credited to my Plan account, and I elect the following deemed investments for all amounts credited to my Plan account.  This election shall become effective as soon as practicable, and is subject to all of the terms of the Plan:

	Deemed Investment Options	Percentage of Account

1.			(0% to 100%)
2.			(0% to 100%)
3.			(0% to 100%)
4.			(0% to 100%)
5.			(0% to 100%)
6.			(0% to 100%)
7.			(0% to 100%)
8.			(0% to 100%)
9.			(0% to 100%)
10.			(0% to 100%)
	Total	100%	(0% to 100%)

I realize that my employer is not liable for any losses resulting from my selections indicated above.  I realize that there may be a reasonable administrative delay in processing any deemed investment directions or transfers.  I acknowledge that I have received and had a reasonable opportunity to review current prospectus(es) for the fund(s) selected above.

Date:
Participant’s Signature

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

DESIGNATION OF DEATH BENEFIT BENEFICIARY/IES,

Please Print in Ink:

PARTICIPANT INFORMATION:

Name:

Social Security Number:

Address:

Telephone Number:

I revoke any prior designations of death benefit beneficiary/ies under the Bradford Bank Supplemental Executive Retirement Plan (the “Plan’) and designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan.

A.            Primary Beneficiary/ies

Name, Address, Phone	Relationship to Participant	% of Plan Account	Date of Birth	Social Security Number

B.            Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the participant)

Name, Address, Phone	Relationship to Participant	% of Plan Account	Date of Birth	Social Security Number

Date:
Participant’s Signature

BRADFORD BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

HARDSHIP DISTRIBUTION FORM

PARTICIPANT INFORMATION

Participant Name:

Social Security Number:

Current Mailing Address:

I hereby request a hardship distribution from my vested Plan account.  I am requesting the following amount (which includes ordinary income taxes which are reasonably anticipated to result from the hardship withdrawal if approved): $

I am requesting a hardship distribution based on the following (Check One):

Severe financial hardship to me resulting from an illness or accident affecting me, my spouse or one of my
“dependents” as defined in section 152(a) of the Internal Revenue Code.

Severe financial hardship to me resulting from a loss of my property due to casualty.

Severe financial hardship to me resulting from other similar extraordinary and unforeseeable circumstances arising as a result of events beyond my control. Explain:

I have attached appropriate supporting documentation.

I understand that I may receive a distribution only of the amount which Bradford Bank or its designee decides is necessary to relieve my financial hardship (plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution), after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of my assets (to the extent the liquidation of assets would not itself cause severe financial hardship).

I also understand that a hardship distribution will be made only with the consent of Bradford Bank or its designee and only in accordance with Internal Revenue Code section 409A.

Date:
Participant’s Signature

FOR BRADFORD BANK USE ONLY:

☐         Approved         ☐         Denied

BRADFORD BANK
Date	By:
Print Name:
Print Title: